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                            REIMBURSEMENT AGREEMENT

                          Dated as of December 1, 2000

                                    between

                             DYNACEPT CORPORATION

                                      and

                    NATIONAL CITY BANK OF MICHIGAN/ILLINOIS

                                    covering



                     $4,500,000 County of Putnam Industrial
                              Development Agency
                Variable Rate Demand Revenue Bonds, Series 2000
                         (Dynacept Corporation Project)


_______________________________________________________________________________
_______________________________________________________________________________

                              TABLE OF CONTENTS

                                                                          Page

Preliminary Statements.......................................................1

Article I - Definitions......................................................2
     Section 1.01     Certain Defined Terms..................................2
     Section 1.02     Computation of Time Periods............................6
     Section 1.03     Accounting Terms.......................................6
     Section 1.04     Interpretation.........................................7

Article II - Amount and Terms of the Letter of Credit........................7
     Section 2.01     The Letter of Credit...................................7
     Section 2.02     Issuing the Letter of Credit...........................7
     Section 2.03     Fees...................................................7
     Section 2.04     Reimbursement..........................................9
     Section 2.05     Reinstatement of Letter of Credit Amounts.............10
     Section 2.06     Increased Costs.......................................10
     Section 2.07     Payments and Computations.............................11
     Section 2.08     Termination of Letter of Credit.......................12
     Section 2.09     Evidence of Debt......................................12
     Section 2.10     Obligations Absolute..................................13
     Section 2.11     Extension of the Stated Termination Date..............13
     Section 2.12     Pledge of Pledged Bonds...............................14
     Section 2.13     Remedies Upon Default.................................15
     Section 2.14     Project Fund Disbursements............................15

Article III - Conditions of Issuance........................................15
     Section 3.01     Condition Precedent to Issuance
                      of the Letter of Credit...............................15
     Section 3.02     Additional Conditions Precedent to
                      Issuance of the Letter of Credit......................18

Article IV - Representations and Warrants...................................19
     Section 4.01     Representations and Warranties of
                      the Obligor...........................................19

Article V - Covenants.......................................................22
     Section 5.01     Affirmative Covenants of the Obligor..................22
     Section 5.02     Negative Covenants of Obligor.........................26
     Section 5.03     Covenants and Agreements with
                      Respect to Other Indebtedness.........................28

Article VI - Events of Default..............................................29
     Section 6.01     Events of Default.....................................29
     Section 6.02     Upon an Event of Default..............................31
     Section 6.03     Rights Not Exclusive..................................32
     Section 6.04     Late Payments.........................................32

Article VII - Security......................................................32
     Section 7.01     Security for Issuance of the Letter of Credit.........32

Article VIII - Miscellaneous................................................33
     Section 8.01     Amendments, Etc.......................................33

     Section 8.02     Notices, Etc..........................................33
     Section 8.03     No Waiver; Remedies...................................33
     Section 8.04     Right of Set-Off......................................34
     Section 8.05     Indemnification.......................................34
     Section 8.06     Scheduled Redemption of Bonds.........................36
     Section 8.07     Liability of the Bank.................................36
     Section 8.08     Costs, Expenses and Taxes.............................36
     Section 8.09     Binding Effect, Successors and Assigns................37
     Section 8.10     Severability..........................................38
     Section 8.11     Consent to Jurisdiction; Waiver of Jury Trial.........38
     Section 8.12     Governing Law.........................................39
     Section 8.13     Headings..............................................39
     Section 8.14     Removal of Remarketing Agent..........................39
     Section 8.15     Prior Agreements Superseded...........................39
     Section 8.16     Counterparts..........................................40

Guarantor's Acknowledgement.................................................41

Exhibit A - Form of Letter of Credit.......................................A-1
Exhibit B - Redemption Notice..............................................B-1
Exhibit C - Real Property Description......................................C-1

REIMBURSEMENT AGREEMENT, dated as of December 1, 2000, between National City Bank of Michigan/Illinois (in such capacity, the "Bank") and Dynacept Corporation, a Michigan corporation ("Dynacept") (herein termed the "Obligor").

                           PRELIMINARY STATEMENTS

     (1) The County of Putnam Industrial Development Agency (the "Issuer") pursuant to an Indenture of Trust, dated as of December 1, 2000 (the "Indenture"), between the Issuer and Michigan National Bank, as trustee (the "Trustee"), is issuing its $4,500,000 Variable Rate Demand Revenue Bonds, Series 2000 (Dynacept Corporation Project) (the "Bonds").

     (2) Dynacept has entered into a Bargain and Sale Deed, dated as of December 28, 2000 (the "Deed") providing for the conveyance of certain real property more particularly described on Exhibit "C" attached hereto, and the improvements thereon, from Dynacept to the Issuer on which real property the Project (as defined below) is located.

     (3) Pursuant to a Lease Agreement between Dynacept and the Issuer dated as of December 1, 2000 ("Project Lease"), Dynacept has agreed with the Issuer, on behalf of the Issuer and as the Issuer's Agent, to construct, improve, and install the Project (as defined below) and the Issuer has leased the Project to Dynacept upon the terms and conditions set forth in the Project Lease.

     (4) Pursuant to the terms of the Project Lease, the Issuer is using the proceeds of the sale of the Bonds for the benefit of the Obligor by financing the acquisition and renovation of a manufacturing facility located at 2 International Boulevard, Town of Southeast, New York and described as the Facility in the Project Lease (the "Project").

     (5) As additional security for the payment of the Bonds, the Obligor has requested the Bank to issue its irrevocable, transferable direct-pay letter of credit in substantially the form of Exhibit A (such letter of credit as amended or supplemented from time to time and any successor letter of credit as provided for or contemplated in such letter of credit or this Agreement being the "Letter of Credit"), in the amount of $4,562,877 (the "Commitment"), of which (a) $4,500,000 shall support the payment of principal or portion of the purchase price corresponding to principal of the Bonds, and (b) $62,877 shall support the payment of interest or portion of the purchase price corresponding to interest on the Bonds computed at the assumed rate of 10% per annum for 51 days of interest on a three hundred sixty-five (365) day year.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Bank to issue the Letter of Credit, the parties to this Agreement agree as follows:

                                   ARTICLE I
                                  DEFINITION

     SECTION 1.01 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Available Amount" in effect at any time means the maximum amount available to be drawn at such time under the Letter of Credit, the determination of such maximum amount to assume compliance with all conditions for drawing.

     "Bank" has the meaning assigned to that term in the first paragraph of this Agreement.

     "Basic Documents" means the Indenture, the Deed, the Project Lease, the Mortgage, the Collateral Mortgage, the Security Agreement, and the Guaranty, each as described in this Agreement.

     "Bonds" has the meaning assigned to that term in Preliminary Statement (1).

     "Business Day" has the meaning assigned to that term in the Indenture.

     "Code" means the United States Internal Revenue Code of 1986, as amended.

     "Collateral" means all of the Property and other assets in which the Bank is granted a security interest to secure payment of the Obligations and Indebtedness of the Obligor or the Guarantor, or both, to the Bank, individually, and as agent for National City Bank, pursuant to the terms of the Mortgage, the Security Agreement, the Collateral Mortgage and the Project Lease.

     "Commitment" has the meaning assigned to that term in Preliminary Statement (3).

     "Collateral Mortgage" means the Mortgage including a Security Agreement and Assignment and Rents and Leases dated as of December 1, 2000 from Dynacept to the Bank, individually and as agent for National City Bank covering the Leasehold interest created by the Project Lease securing payment of the Obligations as defined in the Collateral Mortgage.

     "Covenant Agreement" means an agreement dated March 22, 2000 between the Guarantor and the Bank, as from time to time amended.

     "Credit Termination Date" means the date on which the Letter of Credit expires in accordance with its terms, provided, however, that for purposes of
Section 2.03(a), "Credit Termination Date" shall mean the date on which the Letter of Credit shall have been surrendered to the Bank for cancellation and the Obligations shall have been paid in full.

     "Date of Issuance" means the date on which the Letter of Credit is issued.

     "Default" means an Event of Default or any other event that with notice or lapse of time or both would become an Event of Default.

     "Default Rate" means a fluctuating interest rate equal to the sum of the Prime Rate in effect from time to time plus 2.0% per annum computed for the actual number of days elapsed with a 360-day-year basis.

     "Determination of Taxability" means an Event of Taxability, as defined in the Indenture.

     "Event of Default" has the meaning assigned to that term in Section 6.01.

     "Guaranty" means the unconditional guaranty of Triple S Plastics, Inc. to the Bank guarantying payment of all Obligations and Indebtedness of the Obligor. Triple S Plastics, Inc. is also termed the "Guarantor".

     "Indebtedness" means, other than the Obligations under this Agreement, any and all indebtedness of any kind of the Obligor, now existing or later incurred in favor of the Bank, as more fully described under the definition of Indebted-ness in the Mortgage, the Collateral Mortgage and the Security Agreement.

     "Indenture" has the meaning assigned to that term in Preliminary Statement
(1).

     "Interest Draft" has the meaning assigned to that term in the Letter of Credit.

     "Issuer" has the meaning assigned to that term in Preliminary Statement
(1).

     "Letter of Credit" has the meaning assigned to that term in Preliminary Statement (3).

     "Mortgage" means the Mortgage, Security Agreement and Assignment of Rents and Leases dated as of December 1, 2000 from Dynacept and the Issuer to the Bank covering the Premises and the leasehold interests created by the Project Lease.

     "Obligations" means (a) the obligations of the Obligor under this Agreement (as it may hereafter be amended, modified, extended or restated from time to time) with respect to the due and punctual payment of (i) the principal amount of the Reimbursement Obligations, when due, whether at maturity, by acceleration or otherwise, (ii) the interest on the Reimbursement Obligations, when due, and (iii) any costs and expenses of collection of the monetary obligations referred to in this clause (a), and (b) the due and punctual payment and performance of all other joint and several obligations of the Obligor under this Agreement (as it may be amended, modified, extended or restated from time to time) other than with respect to the payment of principal of and interest on the Reimbursement Obligations, including, without limitation, in respect of fees and the like.

     "Obligor" has the meaning assigned to that term in the first paragraph of this Agreement.

     "Offering Circular" means the Offering Circular relating to the Bonds dated December 20, 2000.

     "Other Indebtedness" means, other than the Obligations under this Agreement, any and all indebtedness of any kind of the Obligor or the Guarantor, or both, now existing or later incurred, in favor of the Bank as more fully described under the definition of Indebtedness in the Security Agreement, the Collateral Mortgage or the Mortgage.

     "Payment of Taxes" means and includes the payments of all obligations and liabilities by the Obligor under a Payment in Lieu of Tax Agreement dated as of December 1, 2000 between the Obligor and the Issuer.

     "Permitted Encumbrances" has the meaning assigned to that term in Section 5.02(i) of this Agreement.

     "Person" means an individual or a corporation, partnership, trust incorporated or unincorporated association, joint venture, government (or an agency or political subdivision of such government) or any entity of any kind.

     "Pledged Bonds" means Bank Bonds (as defined in the Indenture) or beneficial interests therein purchased with the proceeds of a drawing under the Letter of Credit and pledged to the Bank pursuant to the Indenture.

     "Premises" means the real property and all buildings and improvements thereon, owned by the Obligor subject to the Deed of Trust and the Project Lease and located at 2 International Boulevard, Town of Southeast, New York, and described on Exhibit A to the Project Lease.

     "Prime Rate" means the fluctuating rate per annum which is publicly announced from time to time by the Bank as being its so-called "prime rate" or "base rate" thereafter in effect with each change in the Prime Rate auto-matically, immediately and without notice, changing the Prime Rate thereafter applicable hereunder, it being acknowledged that the Prime Rate is not necessarily the lowest rate of interest then available from the Bank on fluctuating-rate loans.

     "Principal Draft" has the meaning assigned to that term in the Letter of Credit.

     "Project" has the meaning assigned to that term in Preliminary Statement
(4).

     "Project Lease" has the meaning assigned to that term in Preliminary Statement (2).

     "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

      "Purchase Draft" has the meaning assigned to that term in the Letter of Credit.

     "Reimbursement Obligations" means the obligations of the Obligor in
Section 2.04.

     "Related Documents" has the meaning assigned to that term in Section 2.10.

     "Remarketing Agent" means NatCity Investments, Inc., or its successor as Remarketing Agent, as appointed pursuant to the Indenture.

     "Remarketing Agreement" means the Remarketing Agreement, dated as of December 1, 2000, between the Obligor and the Remarketing Agent, and any similar agreement between any successor Remarketing Agent and the Obligor, the terms of which are satisfactory to the Bank.

     "Security Agreement" means a Security Agreement from the Obligor to the Bank dated as of December 1, 2000, granting the Bank a lien and security interest in all assets of the Obligor arising from or related to the Project.

     "Stated Termination Date" means the expiration date as stated in the Letter of Credit as the same may be extended pursuant to Section 2.11.

     "Substitute Letter of Credit" has the meaning assigned to that term in the Indenture.

     "Trustee" has the meaning assigned to that term in Preliminary Statement
(1).

     SECTION 1.02 Computation of Time Periods. In this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

     SECTION 1.03 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied, except as otherwise stated herein.

     SECTION 1.04 Interpretation. The following rules shall apply to the construction of this Agreement unless the context requires otherwise: (a) the singular includes the plural and the plural, the singular; (b) words importing any gender include the other genders; (c) references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute to which reference is made, and all regulations adopted and publications promulgated pursuant to such statutes; (d) references to "writing" include printing, photocopy, typing, lithography and other means of reproducing words in a tangible visible form; (e) the words "including," includes" and "include" shall be deemed to be followed by the words "without limitation"; (f) references to articles, sections (or sub-divisions of sections), exhibits, appendices, annexes or schedules are to those of this Agreement unless otherwise indicated; (g) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent that such amendments and other modifications are permitted or not limited by the terms of this Agreement; and (h) references to Persons include their respective permitted successors and assigns.

                                 ARTICLE II.
                   AMOUNT AND TERMS OF THE LETTER OF CREDIT

     SECTION 2.01 The Letter of Credit. The Bank agrees, on the terms and conditions hereinafter set forth, to issue and deliver the Letter of Credit in favor of the Trustee for the account of the Obligor on any Business Day, which shall initially be substantially in the form of Exhibit "A" to this Agreement in the amount of the Commitment and expiring on or before the Stated Termination Date.

     SECTION 2.02 Issuing the Letter of Credit. The Letter of Credit shall be issued on the date of issuance of the Bonds. On the date specified by the Obligor in such notice and upon fulfillment of the applicable conditions set forth in Article III, the Bank will issue and deliver the Letter of Credit to the Trustee. The Bank agrees that any and all payments made under the Letter of Credit will be made with the Bank's own funds and not with any funds that may be deemed to belong to the Obligor or the Issuer.

     SECTION 2.03 Fees. (a) The Obligor, agrees to pay to the Bank a non-refundable Letter of Credit fee equal to the pricing grid set forth below on the Available Amount as follows:

          (i) on the Date of Issuance for the period from the Date of Issuance through January 14, 2002; and

          (ii) annually in advance on January 15, 2002, and each succeeding January 15 for periods commencing on such January 15 through the next succeeding January 14 (or the Credit Termination Date, if sooner).

     Upon the occurrence of an Event of Default, the Letter of Credit fee described below shall increase to equal the sum of the then applicable Letter of Credit fee plus 2.0% per annum of the Available Amount from the effective date of such default until the Event of Default is cured.

     The applicable amount of the Letter of Credit fee shall be determined by the ratio of the Guarantor's Maximum Funded Debt to EBITDA computed annually by the Bank pursuant to the provisions of the Covenant Agreement and shall be effective on the Issuance Date, January 15, 2002, and each January 15 thereafter in accordance with the following pricing grid:

     Ratio of Guarantor's Maximum
        Funded Debt to EBITDA            Annual Letter of Credit Fee
     ----------------------------        ---------------------------
      2.00x to 2.50x                                  1.75%
      1.50x to 1.99x                                  1.50%
      1.00x to 1.49x                                  1.25%
       up to .99x                                     1.0%

          (b) The Obligor agrees to pay to the Bank $100 for each draw on the Letter of Credit, such amount due and payable at the time amounts drawn under the Letter of Credit are required to be reimbursed as described in Section 2.04 below. For purposes of this subsection (b), Principal Drafts and Interest Drafts calling for draws on the same date shall count as one draw under the Letter of Credit.

          (c) Any amount of fees payable by the Obligor to the Bank that is not paid when due shall bear interest, from the date such amount of fees was due until the date of payment in full, at the Default Rate, payable on demand and on the date of payment in full.

     SECTION 2.04  Reimbursement.

          (a) The Obligor agrees to pay to the Bank immediately after and on the same Business Day as such drawing (i) any amount drawn under the Letter of Credit including, but not limited to, any amount drawn by the Trustee pursuant to any Interest Draft, Principal Draft, or Purchase Draft plus (ii) interest at the Default Rate payable on demand and on the date of payment in full on any amount remaining unpaid by the Obligor to the Bank under clause (i) above, from the date such amount becomes payable until payment in full. Notwithstanding the foregoing, the Obligor commencing on January 15, 2001, and on or before the fifteenth (15th) Business Day of each month thereafter shall transfer to such escrow account in immediately available funds, 1/12th of the Principal Amount of the Bonds to be redeemed within 375 days of such date as described in Exhibit B (as such redemption requirements may be changed from time to time by agreement of the Bank and the Obligor and by delivering an amended notice to the Trustee). Amounts in such escrow account, including investment earnings on such amounts, may be used by the Bank without any further action of the Obligor to reimburse itself for any and all amounts due and payable to the Bank under this Section or otherwise under this Agreement, and the amount otherwise due from the Obligor under this Section 2.04 shall be credited by the amount so used. Any earnings on the escrow account shall remain in the account, shall accrue to the benefit of the Obligor, and may be used by the Obligor to offset the amount otherwise required to be transferred to such account.. Pending application, all monies in the escrow account shall be invested by the Bank in investments mutually acceptable to the Obligor and the Bank.

          (b) By written notice to the Bank the Obligor may defer the reimbursement of amounts advanced by the Bank pursuant to a Purchase Draft until the earliest to occur of (i) the date on which Pledged Bonds are remarketed and proceeds of such remarketing are made available to the Bank as provided in the Indenture, (ii) the date on which the Trustee informs the Bank the Indenture is to be discharged, (iii) the date on which the Remarketing Agreement terminates, or (iv) the date which is the 45th day in any 60 day period during which there are Pledged Bonds being held for the benefit of the Bank. Prior to such date,
(i) amounts so advanced by the Bank shall bear interest at the Prime Rate and
(ii) the Bank shall not declare an Event of Default under Section 6.01 of this Agreement solely by reason of the Obligor's failure to reimburse the Bank for such amounts (with interest). The amounts, if any, paid directly to the Bank by the Trustee with respect to interest on Pledged Bonds while held by the Trustee for the benefit of the Bank shall be credited against the amounts otherwise due under this Section 2.04.

     SECTION 2.05 Reinstatement of Letter of Credit Amounts. The Obligor authorizes the Bank to reinstate the Letter of Credit at the times and in the manner specified in the Letter of Credit. Pledged Bonds shall be retained by the Trustee pursuant to the Indenture as security for payment of the Obligations.

     SECTION 2.06 Increased Costs. If any law, regulation or change in any law or regulation or in the interpretation of any law or regulation or any ruling, decree, judgment, guideline, directive or recommendation (whether or not having the force of law) by any regulatory body, court, central bank or any administrative or governmental authority charged or claiming to be charged with the administration of this Agreement or the Bank's obligations under this Agreement (including, without limitation, a request or requirement that affects the manner in which the Bank allocates capital resources to its commitments, including its obligations under this Agreement or under the Letter of Credit) shall either (i) impose upon, modify, require, make or deem applicable to the Bank or any of its participants any reserve requirement, special deposit requirement, insurance assessment or similar requirement against or affecting the Letter of Credit or (ii) subject the Bank or any of its participants to any tax, charge, fee, deduction or withholding of any kind whatsoever in connection with the Letter of Credit or change the basis of taxation of the Bank or any of its participants (other than a change in the rate of tax based on the overall net income of the Bank or such participant), or (iii) impose any condition upon or cause in any manner the addition of any supplement to or increase of any kind to the Bank's or any participant's capital or cost base for issuing, maintaining, or participating in the Letter of Credit that results in an increase in the capital requirement supporting the Letter of Credit, or (iv) impose upon, modify, require, make or deem applicable to the Bank or any of its participants any capital requirement, increased capital requirement or similar requirement, such as the deeming of the Letter of Credit to be an asset held by the Bank or any of its participants for capital adequacy calculation or other purposes (including, without limitation, a request or requirement that affects the manner in which the Bank allocates capital resources to its commitments including its obligations under this Agreement or under the Letter of Credit), and the result of any events referred to in (i), (ii), (iii) or (iv) above shall be to increase the costs in any way to the Bank or any participant of issuing, maintaining, or participating in the Letter of Credit or reduce the amounts payable by the Obligor under this Agreement or reduce the rate of return on capital, as a consequence of the issuing or maintaining or participating in the Letter of Credit, to a level below that which the Bank or its participants could have achieved but for such events; then and in such event the Obligor shall, promptly upon receipt of written notice to the Obligor by the Bank of such increased costs and/or decreased benefits, pay to the Bank all such additional amounts as, in the Bank's sole good faith calculation as allocated to the Letter of Credit or any participation therein, shall be sufficient to compensate it for all such increased costs and/or decreased benefits, all as certified by the Bank in such written notice to the Obligor. Such certification shall be conclusive and binding on the parties to this Agreement absent manifest error. In determining such amount, the Bank may use any reasonable averaging or attribution methods.

     SECTION 2.07 Payments and Computations. The Obligor shall make each payment under this Agreement in immediately available funds (a) representing reimbursement pursuant to Section 2.04 to the Bank of drawings made under the Letter of Credit before the close of business (5:00 p.m., Kalamazoo, Michigan time) on the day when drawn by the Trustee, and (b) not later than 12:00 noon, Kalamazoo, Michigan time, for all other payments, on the day when due in lawful money of the United States of America to the Bank (i) at its address referred to in Section 8.02 in same day funds, or (ii) by federal funds transfer to the Bank's ABA No. 072-000-915 at The Federal Reserve Bank of Chicago, Detroit Branch, for credit to wire in process Account No. GL 151804/0008870 referencing National City Bank of Michigan/Illinois Letter of Credit No. RCL010120 (The County of Putnam Industrial Development Agency - Dynacept Corporation Project) or (iii) by automatic debit from immediately available amounts in an account of the Obligor maintained by the Bank. The Obligor authorizes the Bank, if and to the extent payment is not made when due under this Agreement, to charge from time to time against any of the Obligor's accounts with the Bank or with any financial institution affiliated with the Bank any amount so due. Computations of the Prime Rate, the Default Rate and of any fees or commissions under this Agreement shall be made by the Bank on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) in the calculation period. Whenever any payment to be made under this Agreement shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest, fee or commission, as the case may be. All payments of principal, premium, if any, interest, fees, and all other sums due under this Agreement from the Obligor shall be made to the Bank without deduction, setoff, defense or counterclaim. All payments received by the Bank shall be applied (1) to the payment of all amounts other than principal or interest due under this Agreement; (2) to the payment of interest; (3) to the payment of principal; and (4) to the payment of premium, if any.

     SECTION 2.08  Termination of Letter of Credit.

          (a) The Bank shall not be required to repay to the Obligor any fee prepaid pursuant to Section 2.03(a).

          (b) Except as provided in (c) below, in the event of replacement or termination of the Letter of Credit upon the issuance of a Substitute Letter of Credit by another financial institution, the Obligor shall pay to the Bank on the last day a drawing is available under the Letter of Credit, a termination premium in an amount equal to the fee which would have been payable to the Bank Bank had the Letter of Credit remained outstanding (based upon the then current outstanding amount of the Letter of Credit, ass reduced from time to time as a result of scheduled principal maturities or redemptions, at the rate per annum set forth in Section 2.03(a) of this Agreement) for the period from the last day a drawing is available under the Letter of Credit until its Stated Termination Date, less any fee previously prepaid by the Obligor for such period, discounted to the last day a drawing is available under the Letter of Credit at a rate equal to the rate on U.S. Treasury obligations (selected by the Bank) with a scheduled maturity coinciding with the Stated Termination
Date plus 0.5% per annum.

          (c) In the event the Letter of Credit is terminated and a Substitute Letter of Credit securing the Bonds and meeting the terms of the Indenture is issued because (i) the rating on the Bank's long term indebtedness has fallen below investment grade or (ii) the Remarketing Agent has advised the Bank and the Obligor that it cannot remarket the Bonds with the Bank's Letter of Credit, then the amount described in (b) above shall not be payable.

     SECTION 2.09 Evidence of Debt. The Bank shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Obligor resulting from each drawing under the Letter of Credit and the amounts of principal, interest and fees payable and paid from time to time under this Agreement. In any legal action or proceeding in respect of this Agreement, the entries made in such account or accounts shall be prima facia evidence of the existence and amounts of the obligations of the Obligor recorded in the same.

     SECTION 2.10 Obligations Absolute. The payment obligations of the Obligor under this Agreement shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances:

          (a) any lack of validity or enforceability of the Letter of Credit, the Bonds, the Basic Documents or any other agreement or instrument relating to the same (all of the documents referenced in this Section 2.10(a) are individually and collectively termed, the "Related Documents"):

          (b) any amendment or waiver of or any consent to departure from all or any of the Related Documents:

          (c) the existence of any claim, set-off, defense or other right that the Obligor may have at any time against the Trustee or any other beneficiary, or any transferee, of the Letter of Credit (or any Persons for whom the Trustee, any such beneficiary or any such transferee may be acting), the Bank, or any other Person, whether in connection with this Agreement, the transactions contemplated in this Agreement or in the Related Documents, or any unrelated transaction;

          (d) any statement or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement in the Letter of Credit being untrue or inaccurate in any respect;

          (e) payment by the Bank under the Letter of Credit against presenta-tion of a draft or certificate that substantially complies but does not strictly comply with the terms of the Letter of Credit; or

          (f) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing, other than indefeasible payment in full of the payment obligations of the Obligor under this Agreement.

     SECTION 2.11 Extension of the Stated Termination Date. At least 90 days but not more than 120 days before the Stated Termination Date then in effect, the Obligor may request the Bank in writing to extend the Stated Termination Date for purposes of this Agreement and the Letter of Credit. If the Obligor shall make such a request, the Bank shall, within 45 days after receipt of such request, notify the Obligor, with a copy to the Trustee, in writing, whether or not the Bank consents to such request and, if the Bank does so consent, the conditions of such consent (including conditions relating to the length of such extension, legal documentation and pricing). If the Bank shall not so notify the Obligor, the Bank shall be deemed not to have consented to such request.

     SECTION 2.12 Pledge of Pledged Bonds. The Obligor pledges, assigns, transfers and delivers to the Bank all right, title and interest in and to the Pledged Bonds as the same may be from time to time delivered to the Trustee or other nominee, as agent for the Bank, and hereby grants to the Bank a first lien on, and security interest in, its right, title and interest in and to the Pledged Bonds, the interest thereon and all proceeds thereof (collectively, the "Pledged Bonds Collateral"), as security for the prompt and complete payment when due of all amounts due to the Bank in respect of the payment of obligations of the Obligor set forth in this Agreement or otherwise under this Agreement.

     SECTION 2.13 Remedies Upon Default. Upon the occurrence of an Event of Default, the Bank shall have the right to enter into and take possession of the Project (and any materials not yet incorporated into the Project) in order to complete or cause the Project to be completed (subject to the Bank's right at any time to discontinue any work without liability), and all sums so expended by the Bank shall be deemed to have been advanced to the Obligor hereunder and secured by the Mortgage and the other Collateral. For this purpose, the Obligor agrees that the Bank shall have the right, and hereby irrevocably appoints the Bank its true and lawful attorney-in-fact, coupled with an interest, with full power of substitution (i) to use any funds of Obligor or the Issuer (including any amount in the Project Fund and any fund which may remain unadvanced) for the purpose of completing the Project; (ii) to employ such contractors, subcon-tractors, agents, architects, watchmen and inspectors as shall be required for such purposes; (iii) to pay, settle or compromise all existing bills and claims which are or may be liens against the Project or may be necessary or desirable for the completion of the work or the clearance of title; (iv) to make changes in the Plans, work or materials; (v) to modify or terminate any contractual arrangements; (vi) to execute all applications and certificates in the name of the Obligor which may be required by any construction contracts; (vii) to prosecute and defend all actions or proceedings in connection with the construction of the Project and to take such action and require such performance as the Bank deems necessary; and (viii) generally to do any and ever act with respect to the operation of the Project as the Obligor may do in its own behalf. Should the unadvanced portion of the Project Fund be insufficient to pay the sums expended or incurred by the Bank for any of the foregoing purposes, the amount of the deficiency shall be added to the Obligations evidenced hereby, shall be secured by the Mortgage and the other Collateral and shall be paid by the Obligor to the Bank on demand with interest thereon at the Default Rate until paid. The Obligor acknowledges that if Bank elects to complete the Project, the Bank will not assume any liability to the Obligor or to any other Person for doing so or for the manner or quality of construction of the Project and the Obligor expressly waives any such liability.

     SECTION 2.14 Project Fund Disbursements. Requisition Certificates executed by the Obligor for disbursements of the Project Fund to pay Project Costs and approved by the Bank shall be made not more frequently than once per calendar month. All disbursements from the Project Fund to pay Project Costs are subject to documentation evidencing that the Obligor has paid or incurred Project Costs and that after payment off the requested Requisition Certificate or Certificates, that sufficient funds remain in the Project
Fund to pay for and complete the Project. The disbursements from the Project Fund to pay costs relating to construction of the Project are subject to the Bank's standard construction financing procedures including without limitation, title insurance endorsements, contractor's sworn statements, construction lien waivers, architect's or project manager's certificates.
      Obligor agrees that unless all mechanics' liens and lis pendens filed in connection with the Project have been released and discharged at the time the Letter of Credit is issued, funds sufficient in the sole discretion of the Bank to obtain complete releases and discharges of said mechanics' liens and lis pendens shall be retained in the Project Fund and released upon the prior written consent of the Bank.

                                  ARTICLE III.
                             CONDITIONS OF ISSUANCE

     SECTION 3.01 Condition Precedent to Issuance of the Letter of Credit. The obligation of the Bank to issue the Letter of Credit is subject to the condition precedent that the Bank shall have received on or before the Date of Issuance the following in form and substance satisfactory to the Bank:

          (a) Obligor Documents: (i) a copy of the By-Laws of the Obligor certified as of the Date of Issuance by an officer of the Obligor; (ii) Articles of Incorporation and a Certificate of Good Standing for the Obligor dated no earlier than thirty (30) days prior to the Date of Issuance, issued by the appropriate agency or department of the Obligor's state of organization; and (iii) copies of the resolutions of Obligor evidencing authorization and approval of this Agreement and any other Related Document to which Obligor is a party and the transactions contemplated by the same, certified by an officer of Obligor (which certificate shall state that such resolutions are in full force and effect on the Date of Issuance).

          (b) Governmental Approvals: Originals (or copies certified to be true copies by an officer of Obligor) of all governmental and regulatory approvals, if any, necessary for Obligor with respect to this Agreement, the Bonds, and the transactions contemplated by same

          (c) Incumbency Certificate: A certificate of an officer of the Obligor certifying the names and true signatures of the officers of the Obligor or persons authorized to sign this Agreement, the Related Documents to which the Obligor is a party and the other documents contemplated by the same.

          (d) Obligor's Counsel Opinion: An opinion of counsel to the Obligor and the Guarantor, as to such matters as the Bank may reasonably request together with opinions concerning the validity and enforceability of the Mortgage, the Guaranty, and the Security Agreement and to such matters as the Bank may reasonably request.

          (e) Bond Counsel Opinions, Etc.: An opinion of Swidler Berlin Shereff Friedman LLP, Bond Counsel, as to the legality of the Bonds and the exemption from gross income of interest on the Bonds, and as to such other matters as the Bank may reasonably request.
          (f) Reliance Letters. Reliance letters addressed to the Bank with respect to each of the other opinions of counsel rendered in connection with the transactions contemplated by this Agreement.

          (g) Indenture and Loan Agreement. Etc. Executed copies of the Indenture and the Loan Agreement and each other Related Document, and such other documents or instruments delivered by the Issuer, the Trustee or the Obligor in connection with the issuance of the Bonds as the Bank may request.

          (h) Fees Payable: Payment by the Obligor to (i) the Bank of the first general installment of the Letter of Credit fee payable pursuant to Section 2.03(a), and its costs and expenses pursuant to Section 8.08 and (ii) Howard & Howard Attorneys, P.C., counsel to the Bank, of their fees and disbursements incurred in connection with this transaction.

          (i) Offering Circular.  An executed copy of the Offering Circular.

          (j) Trustee. A certificate of trust powers and signing authority from an officer of the Trustee, in form and substance satisfactory to the Bank.

          (k) Title Insurance. An ALTA policy or policies of mortgage title insurance, without standard exceptions, issued with a pending disbursement clause and a standard letter of credit endorsement acceptable to the Bank, together with such other endorsements as may be requested by the Bank, in an aggregate amount equal to $4,562,877 by a title insurer or insurers acceptable to the Bank, insuring the Mortgage as a first lien on the Premises, free and clear of all liens, encumbrances, security interests, restrictions, easements and other title defects, except for Permitted Encumbrances

          (l) Flood Insurance. Evidence of either (i) appropriate insurance coverage for the Premises under the provisions of the Flood Disaster Protection Act of 1973, or (ii) the fact that the Premises do not lie within a federally designated "special flood hazard area".

           (m) Insurance. Certificates evidencing hazard, liability and casualty insurance including builders' risk endorsement with respect to the Project Facility in amounts and in form and substance as set forth in this Agreement and the Mortgage.

          (n) Leases.   Copies of all existing leases of all or any portion of
the Premises and of the equipment located on the Project, which must be in form and substance acceptable to Bank.

          (o) Environmental. A Phase I environmental assessment with respect to the Project acceptable to the Bank in its sole discretion and completion of the Bank's standard environmental questionnaire in form and substance acceptable to the Bank.

          (p) Survey. A certified survey of the Premises with ALTA/ACSM land title survey certificate establishing that the survey meets minimum standard detail requirements satisfactory to the Bank, showing the location of the Project Facility (including building locations) and describing all easements, rights of way and licenses.

          (q) Other Documents. Such other documents, instruments, approvals (and, if requested by the Bank, certified duplicates of executed copies of the same) or opinions as the Bank may reasonably request.

     SECTION 3.02 Additional Conditions Precedent to Issuance of the Letter of Credit.

          (a) The obligation of the Bank to issue the Letter of Credit shall be subject to the further conditions precedent that on the Date of Issuance:
(a) the following statements shall be true and the Bank shall have received certificates signed by an authorized representative of the Obligor dated the Date of Issuance, stating that:

               (i) The representations and warranties contained in Section 4.01 of this Agreement are correct on and as of the Date of Issuance as though made on and as of such date; and

               (ii) No event has occurred and is continuing, or would result from the issuance of the Letter of Credit, that constitutes a Default; and

          (b) there shall have been no introduction of or change in or in the interpretation of any law or regulation that would make it unlawful or unduly burdensome for the Bank to issue the Letter of Credit, no outbreak or escalation of hostilities or other calamity or crisis materially affecting the free market for securities or the extension of credit by banks, no suspension of or material limitation on trading on the New York Stock Exchange or any other national securities exchange, no declaration of a general banking moratorium by the United States, Michigan or New York banking authorities, and no establishment of any new restrictions on transactions in securities or on banks materially affecting the free market for securities Ro the extension of credit by banks.

                                      ARTICLE IV.
                            REPRESENTATIONS AND WARRANTIES

     SECTION 4.01 Representations and Warranties of the Obligor. The Obligor represents and warrants as follows:

          (a) Obligor is a Michigan corporation, duly formed, validly existing and in good standing under the laws of the State of Michigan and is duly qualified to conduct business in the State of New York. Obligor has all requisite power and authority to conduct its business, to own its properties, and to execute and deliver and perform all of its obligations under this Agreement and each of the Related Documents to which it is a party.

          (b) The execution, delivery and performance by Obligor of this Agreement and the Related Documents to which Obligor is a party have been duly authorized by all necessary corporate action, and do not contravene (i) any provision of the By-Laws or the articles of incorporation of the Obligor, as applicable; (ii) law; or (iii) any contractual restriction binding on or affecting Obligor, and do not result in or require the creation of any lien, security interest or other charge or encumbrance (except as provided in or contemplated by this Agreement or the Related Documents) upon or with respect to any of the properties or assets of Obligor.

          (c) No order, permission, consent, approval, license, or authorization by, registration or filing with, or exemption by, any governmental agency, commission, board, or public authority is required to authorize, or is required in connection with, the execution, delivery, and performance by Obligor of this Agreement or the Related Documents, or the taking by Obligor of any action thereby contemplated, except as have been granted and which are in full force and effect.

          (d) This Agreement is, and each of the Related Documents to which Obligor is a party are, or when delivered under this Agreement will be, legal, valid and binding obligations of the Obligor, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights and by general principles of equity.

          (e) There is no pending or threatened action, suit, investigation or proceeding before any court, governmental agency or arbitrator against or affecting the Obligor as to which there is a reasonable possibility of an adverse determination and which, if adversely determined could, individually or in the aggregate, materially impair the ability of the Obligor to conduct business substantially as now conducted, or materially and adversely affect the financial condition or operations of the Obligor or the ability of the Obligor to perform its obligations under this Agreement or under any of the Related Documents or that purports to affect the legality, validity or enforceability of this Agreement or any of the Related Documents.

          (f) There has been no material adverse change in the business, assets, operations, prospects or financial condition of the Obligor since the date of the most recent financial statements provided by the Obligor to the Bank

          (g) In addition to the representations and warranties contained in this Section 4.01, all statements of Obligor contained in any Related Document or in any agreement, document, instrument or certificate delivered by or on behalf of Obligor in connection with the transactions contemplated by the same shall constitute representations and warranties made by Obligor under this Agreement.

          (h) Neither the Obligor nor any other user of the Project has taken any action that, if taken, or has omitted to take any action that, if not taken, would impair the tax-exempt status of the Bonds.

          (i) No Determination of Taxability has occurred.

          (j) The Offering Circular is, and any supplement or amendment thereof shall be, accurate in all material respects for the purposes for which its use is, or shall be, authorized; and the Offering Circular does not, and any such supplement or amendment shall not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made, in the light of the circumstances under which they are or were made, not misleading in any material respect.

          (k) The financial statements of Obligor most recently provided to the Bank are true, correct and complete in all material respects as of the date of the same.

          (l) Neither this Agreement, nor the financial statements referred to in Section 4.01(k) above, nor any other written statement furnished by Obligor to the Bank in connection with the negotiation of the Letter of Credit, contains any untrue statement of a material fact or omits a material fact necessary to make the statements made in any of the same not misleading. There is no fact known to Obligor that the Obligor has not disclosed to the Bank in writing that materially affects adversely, or, to the best of the knowledge of Obligor, in the future is likely to materially affect adversely, the properties, business, prospects, profits, or condition (financial or otherwise) of the Obligor or the ability of the Obligor to perform the Obligor's obligations under this Agreement or under the Related Documents.

          (m) To the best of the knowledge of Obligor, all tax returns, if any, required to be filed by Obligor in any jurisdiction have been filed, and all taxes, assessments, fees, and other governmental charges upon Obligor or upon any of Obligor's assets, income, or franchises, if any, which are shown on such returns to be due and payable, have been paid. Obligor knows of no proposed additional tax assessment against Obligor, except as disclosed by Obligor to the Bank in writing on or before the date of issuance of the Letter of Credit.

          (n) The execution, delivery, and performance by the Obligor of this Agreement, and the Related Documents do not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree, or other instrument binding upon the Obligor or result in the creation or imposition of any mortgage, lien, charge, or encumbrance on any assets of the Obligor.

          (o) No proceeds of the Bonds have been used by or at the direction of the Obligor in any manner, which would cause the Bonds to be considered "arbitrage bonds" within the meaning of the Code.

          (p) No Event of Default and no event which with the giving of notice or lapse of time or both would become an Event of Default has occurred and is continuing or would result from the obligations incurred by the Obligor under this Agreement or by the actions contemplated by this Agreement.

          (q) The Obligor represents and warrants to the Bank that: (i) on the date of delivery to the Bank (or the Trustee on behalf of the Bank) of any Pledged Bonds, neither the Remarketing Agent, nor the Trustee (except as agent for the Bank) will have any right, title or interest in or to the Pledged Bonds;
(ii) it has, and on the date of delivery to the Bank (or the Trustee on behalf of the Bank) of any Pledged Bonds will have, full power, authority and legal right to pledge all of its right, title and interest in and to the Pledged Bonds pursuant to this Agreement; and (iii) the pledge, assignment, transfer and delivery of the Pledged Bonds pursuant to this Agreement will create a valid first lien on and a first perfected security interest in, all right, tile or interest of the Obligor in or to the Pledged Bonds, subject to no prior pledge, lien, security interest, charge or encumbrance or to any agreement purporting to grant to any third party a security interest in the Pledged Bonds.


                                    ARTICLE V.
                                    COVENANTS
     SECTION 5.01 Affirmative Covenants of the Obligor. So long as a drawing is available under the Letter of Credit, or the Bank shall have any Commitment under this Agreement, or the Obligor shall have any obligation to pay any amount to the Bank under this Agreement, the Obligor, agrees that it will, unless the Bank gives prior written consent:

          (a) Performance and Compliance with Other Covenants. Perform and comply in all material respects, and subject to the applicable grace periods, with each of the covenants, as in effect on the Date of Issuance or as such covenants may later be amended or supplemented, set forth in the Loan Agreement and the other Related Documents that are binding on the Obligor.

          (b) Registration of Bonds. Cause all Bonds that it acquires, or that it has had acquired for its account, to be registered forthwith in accordance with the Indenture in the name of the Obligor for the benefit of the Bank.

         (c) Reporting Requirements. Furnish or cause to be furnished to the Bank the following:

               (i) as soon as possible and in any event within five Business Days after either Obligor knows or has reason to know of the occurrence of a Default, a certificate of an authorized representative of the Obligor, setting forth details of such Default and the action that the Obligor proposes to take with respect to the same; and

               (ii) such other information respecting the business, property or the condition or operations, financial or otherwise, of the Obligor as the Bank may from time to time reasonably request.

          (d) Annual Financial Statements. So long as the Obligor is indebted to the Bank, the Obligor shall maintain a standard modern system of accounting and deliver to the Bank financial reports in form satisfactory to the Bank, as Bank may request from time to time, including, but not limited to, within 90 days after the end of each fiscal year, the Obligor's annual financial reports, prepared by the Obligor in accordance with generally accepted accounting principles which shall include a balance sheet, statement of income, statement of reconciliation, stockholder equity, statement of cash flow and notes of financial statements. The Obligor's annual financial statements shall be certified by an authorized officer of the Obligor's as being true and correct to the best of his or her knowledge and belief.

          (e) Inspection Rights. The Obligor will, at any reasonable time and from time to time, upon reasonable prior notice, permit the Bank or any of its agents or representatives to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Obligor, and to discuss the affairs, finances, and accounts of the Obligor.

          (f) Further Assurances. The Obligor will execute and deliver to the Bank all such documents, instruments, and agreements (other than as specifically required by this Agreement) and do all such other acts and things as may be reasonably required, in the opinion of the Bank, to enable the Bank to exercise and enforce its rights under this Agreement and under the Related Documents.

          (g) Payment of Taxes and Assessments. The Obligors shall make Payment of Taxes and shall pay and discharge, before the same become delinquent, all taxes and assessments of whatever nature which may be levied or assessed against the Obligor or any of the Obligor's properties, unless and to the extent only that such taxes or assessments shall be contested in good faith by appropriate proceedings and that the Obligor shall have deposited with Bank adequate reserves with respect to the amount contested. Upon written request of the Bank, the Obligor shall provide the Bank with proof of Payment of Taxes and payment of all taxes and assessments as paid unless such taxes or assessments are being contested as described above.

          (h) Compliance with Laws, Etc. The Obligor shall comply with all governmental laws, rules, regulations, and orders applicable to Obligor, the Project Facility, and the Premises, the failure to comply with which would have a material adverse impact on any of the Obligor's financial condition or business or would affect the validity or enforceability of this Agreement or the Related Documents.

          (i) Maintain Existence. Do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises and comply with all applicable laws; continue to conduct and operate its business substantially as conducted and operated during the present and preceding calendar year.

          (j) Insurance Coverage. Maintain insurance against fire, theft, and other casualty (including builder's risk endorsement) on its insurable real and personal property at full replacement cost with policy terms and conditions and companies acceptable to the Bank naming the Bank as "mortgagee" under a standard loss-payable clause and with respect to personal property, shall include a separate lender's loss-payable clause insuring the Bank's security interest or lien in the Obligor's property regardless of any act or neglect of the Obligor and maintain insurance against liability on account of damage to persons or property and as required under all workers' compensation laws. Also, Obligor shall maintain any other insurance as may from time to time be reasonably requested by the Bank and shall deliver certified copies of all such insurance policies to the Bank. All policies are subject to Bank's approval of amounts, deductibles, co-insurance and other policy provisions and carriers.

          (k) ERISA. (i) At all times meet the minimum funding requirements of ERISA with respect to Obligor's employee benefit plans subject to such Act;
(ii) as soon as possible and in any event within 30 days after Obligor knows or has reason to know (a) of the occurrence of any event which would constitute a reportable event under Section 4043(b) of Title IV of ERISA, or (b) that the Pension Benefit Guaranty Corporation ("PBGC") or Obligor has instituted or will institute proceedings under such Title to terminate an employee pension plan, deliver to the Bank a certificate of the chief financial officer of Obligor setting forth details as to such reportable event which may be required to be filed with the PBGC, or any intent to institute such proceedings, or any notice to the PBGC that the plan is to be terminated, as the case may be (for all purposes of this Section, Obligor shall be deemed to have knowledge of all facts attributable to the plan administrator under such Title); and (iii) furnish to the Bank (or cause the plan administrator to furnish to the Bank) a copy of the annual report (including all schedules and attachments) for each plan covered by Title IV, and filed with the Internal Revenue Service by Obligor not later than 10 days after such report has been so filed.

          (l) Status of Obligor. (a) Maintain, extend and renew the Obligor's existence under the laws of the State of Michigan and at all times be qualified to do business in the State of Michigan and the State of New York, and
(b) maintain all licenses, franchise, rights and privileges to it granted and upon it conferred, and will not do, suffer or permit any act or thing to be done, whereby its right to transact its functions might or could be terminated or its operations and activities materially adversely restricted or where by the repayment under this Agreement might or could be materially hindered, delayed or otherwise impeded.

          (m) Use of Premises. Ensure that all use of the Premises and the Project described in the Related Documents shall be in compliance with all state and federal environmental laws, now existing or later enacted.

          (n) Wage Laws. Comply with all applicable federal, state and local laws, ordinances, rules and regulations concerning wage payments, minimum wages, overtime laws and payment of withholding taxes, and deliver to Bank such reports and information in form satisfactory to Bank as Bank may request from time to establish compliance with such laws in all material respects.

          (o) Subordinated Debt. Any Related Person (as defined in Section 5.02(d)) of Obligor shall subordinate all indebtedness including interest on such indebtedness ("Junior Indebtedness") which may at any time now or later be owed to any Related Person by the Obligor (or any of them) in favor of all indebtedness owed by the Obligor under this Agreement to Bank, including interest ("Senior Indebtedness"). The Obligor shall obtain and deliver to Bank subordination agreements from such Related Persons for such Junior Indebtedness in form and content satisfactory to the Bank.

           (p) Defense of Title to Pledged Bonds. The Obligor will defend the Bank's right, title and security interest in and to the Pledged Bonds Collateral against claims and demand of all persons whomsoever.

     SECTION 5.02 Negative Covenants of Obligor. So long as a drawing is available under the Letter of Credit, or the Bank shall have any Commitment under this Agreement, or the Obligor shall have any obligation to pay any amount to the Bank under this Agreement, the Obligor agrees that it will not, without the prior written consent of the Bank:

          (a) Amendment of Any Related Document. Enter into or consent to any amendment or modification of any Related Document, as in effect on the Date of Issuance.

          (b) Appointment of Agents. Appoint, or consent to any appointment of, a successor Remarketing Agent or Trustee.

          (c) Substitute Credit Enhancement. Cause a Substitute Letter of Credit to be delivered to the Trustee or take any action to terminate the Letter of Credit or cause any optional redemption of Bonds without payment in full to the Bank of all Obligations under this Agreement through the Credit Termination Date.

          (d) Loans. Make loans, advances or extensions of credit to, or any investment in, any Person in excess of the aggregate sum of $50,000 per year, except for services or sales on open account and deposits in the ordinary course of business. For purposes of this Agreement, the word "Person" means an individual, corporation, partnership, trust, an unincorporated association joint stock company or other entity. "Related Person" shall include, but shall not be confined to, any Person related to Obligor or Corporate Guarantor by control or ownership.

          (e) Guaranty. Guaranty or otherwise in any other way become or be responsible for obligations of any other Person under a guaranty or similar agreement in excess of the aggregate sum of $50,000 per year, whether by agreement to purchase the indebtedness of any other Person, or agreement for the furnishing of funds to any other Person through purchases, capital contribution, advance or loans for the purpose of paying or discharging the indebtedness of any other Person, or otherwise, except for the endorsement of negotiable instruments by Obligor in the ordinary course of business for collection.

          (f) Pension and Profit Sharing Plans. Allow any fact, condition or event to occur or exist with respect to an employee pension and/or profit sharing plan of Obligor, which might constitute grounds for termination of any such plan by the PBGC or for the appointment by the United States District Court of a trustee to administer such plan.

          (g) Ownership. Change the current ownership of the Project, the Premises, the Obligor, or the structure of the Obligor.

          (h) Investments. Organize or participate in the organization or in the creation of any other business entity, or merge or consolidate with or into any entity.

          (i) Liens, Encumbrances, Etc. Prohibited. Create or permit to exist any lien, mortgage, pledge, or other encumbrance on the Project Facility or the Premises in favor of any party, except for the following Permitted Encumbrances:
(a) security interests, mortgages, and liens in favor of the Bank; (b) liens for taxes not delinquent or being contested in good faith by appropriate proceedings, with adequate reserves therefor being set aside on its books;
(c) inchoate materialmen's, mechanics', workmen's, repairmen's, or other like liens arising in the ordinary course of business and, in each case, not delinquent; (d) leases disclosed in writing to the Bank prior to the date of this Agreement or as otherwise permitted by this Agreement or in an aggregate amount of not more than $50,000 annually; (e) liens and encumbrances set forth in the mortgage loan policy delivered pursuant to Section 3.01(k) and consented to in writing by Bank; (f) purchase money security interests in personal property in an aggregate amount of not more than $50,000 annually; (g) the Deed of Trust and the Project Lease; and (h) the PILOT Mortgage dated as of December 1, 2000 from the Obligor to the Issuer.

          (j) Sale of Premises. Sell or otherwise dispose of the Project or the Premises without the prior written consent of the Bank.

          (k) Optional Redemption of Bonds With Letter of Credit. Request the Issuer or the Trustee to make an optional redemption of the Bonds to be funded by the Letter of Credit unless the Bank has consented to that optional redemption. The Bank's consent will be granted if the Obligor provides evidence satisfactory to the Bank that the Obligor has either sufficient funds available and deposited with the Bank or a commitment for other financing in form reasonably satisfactory to the Bank which funds or commitment are sufficient to reimburse the Bank in full for a draw on the Letter of Credit for such optional redemption and that if all of the Bonds are not redeemed, that the Obligor has, in the judgment of Bank, adequate funds remaining after the redemption to pay when due Obligor's other debts and obligations.

          (l) Disposition of Pledged Bonds. Sell, assign, transfer, or otherwise dispose of, or grant any option with respect to, the Pledged Bonds Collateral nor create, incur or permit to exist any pledge, lien, mortgage, security interest, charge, option or any other encumbrances with respect to any of the Pledged Bonds Collateral, or an interest in the same or any proceeds of the same, except for the lien and security interest provided for by this Agreement.

          (m) Dividends or Distributions. The Obligor will not, directly or indirectly, after the date hereof, declare or make or incur any liability to make any dividends or authorize any distribution on any stock of the Obligor, whether now or hereafter outstanding, or make or become obligated to make any payment on a purchase, acquisition, redemption or other retirement of any such shares of stock.

      SECTION 5.03 Covenants and Agreements with Respect to Other Indebtedness. The Obligor agrees to comply with their covenants and agreements made in any and all instruments evidencing Other Indebtedness, and such covenants and agreements are incorporated into this Agreement by this reference and shall survive the repayment of any such Other Indebtedness and the termination of any instrument evidencing such Other Indebtedness unless otherwise agreed in writing by the Bank.


                                  ARTICLE VI.
                               EVENTS OF DEFAULT

     SECTION 6.01 Events of Default. The occurrence of any of the following events shall be an "Event of Default" under this Agreement:

         (a) The Obligor shall fail to pay any amount payable under this Agreement or under any of the Related Documents or on Other Indebtedness on the date when due; or

         (b) Any representation or warranty made or deemed made by the Obligor in this Agreement or by the Obligor in connection with this Agreement or any of the Related Documents or with respect to Other Indebtedness shall prove to have been false or misleading in any material respect when made or deemed made; or

         (c) The Obligor shall fail to perform or observe any of the covenants and agreements contained in Section 5.01, Section 5.02, or as incorporated by reference in Section 5.03, or shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on their part to be performed or observed and any such failure shall remain unremedied for 15 days after the Obligor knows or has reason to know of such failure; or

          (d) The Obligor shall fail to pay any principal of or premium or interest on any indebtedness in excess of an aggregate amount of $50,000 (excluding indebtedness under this Agreement) when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness; or any other default under any agreement or instrument relating to any such indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such indebtedness; or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity of the same; or

          (e) The Obligor or the Guarantor shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Obligor or the Guarantor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it and, if instituted against the Obligor or the Guarantor, shall remain undismissed for a period of 60 days or an "order for relief" as defined in the United States Bankruptcy Reform Act of 1978, as amended, shall be rendered prior to the expiration of that 60-day period; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against any substantial part of the property of the Obligor or the Guarantor and shall not be released, vacated or fully bonded within 30 days after its issue or levy, or the Obligor or the Guarantor shall take any action to authorize any of the actions set forth above in this subsection (e); or

          (f) One or more judgments, decrees or orders for the payment of money in excess of $50,000 (which amount is not indisputably covered by insurance) in the aggregate shall be rendered against the Obligor or the Guarantor and either
(i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, decree or order, or (ii) there shall be any period of 30 con-secutive days during which a stay of enforcement of such judgment, decree or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (g) This Agreement shall at any time for any reason cease to be valid and binding on the Obligor or the Guarantor or shall be declared to be null and void, or the validity or enforceability of this Agreement shall be contested by the Obligor or the Guarantor or a proceeding shall be commenced by any governmental agency or authority having jurisdiction over the Obligor or the Guarantor seeking to establish the invalidity or unenforceability of this Agreement (except during the period such proceedings shall be contested in good faith by the Obligor or the Guarantor), or the Obligor or the Guarantor shall deny that it has any or further liability or obligation under this Agreement; or

          (h) The occurrence of any default or any event of default, however defined, under any of the Related Documents, including, but not limited to, the Guaranty or any of the instruments or documents evidencing Other Indebtedness shall have occurred and be continuing; or

          (i) The Bonds for any reason shall be determined to be invalid or a Determination of Taxability shall have occurred; or

          (j) Any Basic Document shall for any reason cease to be in full force and effect; or

          (k) The occurrence of an event of default or a default by the Obligor or the Guarantor on any indebtedness or liabilities of the Obligor or the Guarantor to the Bank or to its affiliate, National City Bank, whether now existing or later arising; or

          (l) The occurrence of an event of default or a default by the Obligor or the Guarantor under any agreement, assignment, mortgage or security agreement between the Obligor or the Guarantor and the Bank, whether now existing or later arising.

     SECTION 6.02 Upon an Event of Default. If any Event of Default shall have occurred and be continuing the Bank may exercise any or all of the following remedies: (i) if the Letter of Credit has not yet been issued, terminate the obligation of the Bank to issue the Letter of Credit under this Agreement,
(ii) if the Letter of Credit has been issued, notify the Trustee in writing of the Bank's determination to terminate the Letter of Credit on an Event of Default under Section 8.01(a)(8) of the Indenture, resulting in an acceleration of the Bonds pursuant to Section 8.01(b) of the Indenture whereupon all Obligations and all other amounts payable under or in respect of this Agreement shall automatically be due and payable, without presentment, demand, protest or further notice of any kind (including, without limitation, notice of intent to accelerate and notice of acceleration), all of which are expressly waived by the Obligor or (iii) declare any unpaid Obligation not otherwise the due and payable to be due and payable whereupon the same shall, without further action or notice, be and be deemed to be due and payable for all purposes under this Agreement, or (iv) by written notice to the Obligor require that the Obligor immediately prepay in immediately available funds an amount equal to the Available Amount (prior to giving effect to any drawing on the Letter of Credit in connection with an Event of Default), and/or (v) proceed to enforce all other remedies available to it under this Agreement, the Basic Documents, the Related Documents and applicable law and equity.

     SECTION 6.03  Rights Not Exclusive.  The rights provided for in
Section 6.02 or elsewhere in this Agreement or the Related Documents are cumulative and are not exclusive of any other rights, powers, privileges, or remedies provided by law or in equity.
     SECTION 6.04 Late Payments. During the period between (i) the due date for payment of any sum under this Agreement or any sum due by means of acceleration pursuant to Section 6.02 of this Agreement which the Obligor fails to pay on such due date and (ii) the date on which such sum is paid in full, the Obligor shall, to the extent permitted by applicable law, pay on demand interest on such unpaid sum at the rate per annum equal to the Default Rate.


                                  ARTICLE VII.
                                   SECURITY

     SECTION 7.01  Security for Issuance of the Letter of Credit

          As security for the Obligor's obligations to the Bank in connection with the Letter of Credit and this Agreement, including, without limitation, the reimbursement of draws on this Agreement and the payment of fees and expenses under this Agreement:

          (a) Obligor shall execute and deliver and cause the Issuer to execute and deliver the Mortgage to the Bank, which shall create a valid first mortgage lien and security interest and first assignment of rents and leases with respect to the Premises and the Project, subject only to Permitted Encumbrances;

          (b) Obligor shall execute and deliver the Security Agreement to the Bank which shall create a valid first lien and security interest with respect to the Project and the Collateral described therein, subject only to Permitted Encumbrances.

     The Mortgage and the Security Agreement must be in form and substance acceptable to Bank and its counsel

                                 ARTICLE VIII.
                                 MISCELLANEOUS

     SECTION 8.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Obligor from this Agreement, shall in any event be effective unless the same shall be in writing and signed by the Obligor and the Bank and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 8.02 Notices, Etc. All notices and other communications provided for under this Agreement shall be in writing (including required copies) and sent by receipted hand delivery (including Federal Express or other receipted courier service), telex or regular mail, if to the Obligor, c/o Triple S Plastics, Inc. at 7950 Moorsbridge Road, Suite 200, Portage, Michigan 49024,
Attention: Treasurer; and if to the Bank, at 108 East Michigan Avenue, Kalamazoo, Michigan, Attention: Commercial Loan Department; with a duplicate copy to the Bank at 108 East Michigan Avenue, (Mail Code: K-B01-1C), Kalamazoo, Michigan 49007, Attention: Commercial Loan Services Department; and if to the Trustee by U.S. Mail, Michigan National Bank, Attn: Corporate Trust (02-02), P.O. Box 1707, Grand Rapids, MI 49501-1707, and if to the Trustee by delivery other than U.S. Mail, at its address at Corporate Trust (02-02), First Floor, 77 Monroe Center, Grand Rapids, MI 49503. All notices, certificates or other communications shall be sufficiently given and shall be deemed given (i) two Business Days after such notices are deposited in the United States mail and sent by first class mail, postage prepaid, (ii) when the same are delivered, in each case, to the parties at the addresses set forth above or at such other address as a party may designate by notice to the other parties, or (iii) when the same are sent by facsimile or telecopy promptly confirmed in writing by first class mail, postage prepaid. Notices to the Bank pursuant to the provisions of Article II of this Agreement or under the Letter of Credit shall not be effective until received by the Bank.

     SECTION 8.03 No Waiver; Remedies. No failure on the part of the Bank to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver of such right; nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise of such right or the exercise of any other right. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

     SECTION 8.04  Right of Set-off.

          (a) Upon the occurrence and during the continuance of any Event of Default, the Bank is authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank or any financial institution affiliated with the Bank to or for the credit or the account of the Obligor
(or any of them) against any and all of the obligations of the Obligor (or any of them) now or later existing under this Agreement, irrespective of whether or not the Bank shall have made any demand under this Agreement and although such obligations may be contingent or unmatured.

          (b) The Bank agrees promptly to notify the Obligor, as appropriate, after any such set-off and application referred to in subsection (a) above, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Bank may have.

     SECTION 8.05 Indemnification. The Obligor hereby, jointly and severally, indemnifies and holds the Bank and its agents harmless from and against any and all claims, damages, losses, liabilities, costs or expenses that the Bank may incur or that may be claimed against the Bank by any person or entity:

          (a) (except as provided in (d) below) by reason of or in connection with the initial offering and sale of the Bonds or the subsequent remarketing and transfer from time to time of the Bonds, provided, however, that, in the case of any action or proceeding alleging an inaccuracy in a material respect, or an untrue statement, with respect to information supplied by and describing the Bank (including Appendix B to the Offering Circular) (the "Bank Information"), or an omission or alleged omission to state a material fact necessary to make the statements in the Bank Information, in the light of the circumstances under which they were made, not misleading, (i) indemnification by the Obligor pursuant to this Section 8.05(a) shall be limited to the costs and expenses of the Bank (including fees and expenses of the Bank's counsel) of defending itself against such allegation, (ii) if in any such action or proceeding it is finally determined that the Bank Information contained an inaccuracy in a material respect or an untrue statement, or omitted to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, then the Obligor shall not be required to indemnify the Bank pursuant to this
Section 8.05(a) for any claims, damages, losses, liabilities, costs, fees or expenses to the extent caused by such inaccuracy, untrue statement or omission, and (iii) if any such action or proceeding shall be settled by the Bank without there being a final determination to the effect described in the preceding clause (ii), then the Obligor shall be required to indemnify the Bank pursuant to this Section 8.05 only if such action or proceeding is settled with the Obligor's consent; or

          (b) by reason of or in connection with the execution, delivery or performance of the Bonds, the Related Documents, or any transaction contem-plated by any of the same; or

          (c) by reason of or in connection with the execution and delivery of transfer of, or payment or failure to make payment under, the Letter of Credit; provided, however, that the Obligor shall not be required to indemnify the Bank pursuant to this Section 8.05 for any claims, damages, losses, liabilities, costs or expenses to the extent caused by the Bank's gross negligence or willful misconduct in failing to make lawful payment under the Letter of Credit after the presentation to it by the Trustee or a successor trustee under the Indenture of a draft and certificate strictly complying with the terms and conditions of the Letter of Credit.

          (d) The Obligor makes no representations as to the accuracy of the information in the Offering Circular under the headings "THE ISSUER," "THE BONDS--Book-Entry-Only System," and "UNDERWRITING" and shall not be obligated to indemnify the Bank under Section 8.05(a) above in any action or proceeding to the extent based upon alleged material inaccuracies or misrepresentations, or omissions made under these headings. The Obligor makes no representation as to the accuracy and completeness of the Bank Information but shall, in con-sideration of the Bank's facilitation of the sale of the Bonds by issuing the Letter of Credit, nevertheless indemnify and hold the Bank harmless with respect to such information to the extent set forth in Section 8.05(a) above.

Nothing in this Section 8.05 is intended to limit the Obligor's obligations contained in Article II. Without prejudice to the survival of any other obliga-tion of the Obligor under this Agreement, the indemnities and obligations of the Obligor contained in this Section 8.05 shall survive the payment in full of amounts payable pursuant to Article II and the termination of the Letter of Credit.

     SECTION 8.06 Scheduled Redemption of Bonds. Unless later agreed to in writing by the Bank, the Obligor shall cause the Trustee to optionally redeem Bonds, pursuant to Section 2.05(a) of the Indenture, in the amounts and by the dates specified in the form of redemption notice attached as Exhibit "B" to this Agreement. Upon execution of this Agreement, the Obligor shall execute and deliver to the Trustee a redemption notice in substantially the form set forth in Exhibit "B". For purposes of Section 5.02(k) of this Agreement, the Bank shall be deemed to have consented to the redemptions made pursuant to such notice.

     SECTION 8.07 Liability of the Bank. The Obligor assumes all risks of the acts or omissions of the Trustee and any other beneficiary or transferee of the Letter of Credit with respect to its use of the Letter of Credit. Neither the Bank nor any of its officers or directors shall be liable or responsible for:
(a) the use that may be made of the Letter of Credit or any acts or omissions of the Trustee and any other beneficiary or transferee in connection therewith;
(b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Bank against presentation of documents that substantially comply but do not strictly comply with the terms of the Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit, except that the Obligor shall have a claim against the Bank, and the Bank shall be liable to the Obligor, to the extent of any direct, as opposed to consequential, damages suffered by the Obligor that the Obligor proves were caused by the Bank's gross negligence or willful misconduct. In furtherance and not in limitation of the foregoing, the Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

     SECTION 8.08 Costs, Expenses and Taxes. The Obligor agrees to pay immediately when due all costs and expenses in connection with the preparation, execution, delivery, filing, recording, and administration and enforcement of or monitoring of compliance with this Agreement and the Related Documents and any other documents that may be delivered in connection with this Agreement or the transactions contemplated hereby, and any amendment to or waiver or consent under this Agreement, the Letter of Credit or any Related Document, including, without limitation, the reasonable fees and out-of-pocket expenses of the Bank and of its counsel, and with respect to advising the Bank as to its rights and responsibilities under this Agreement, and all reasonable costs and expenses (including counsel fees and expenses) in connection with (i) the enforcement of this Agreement, the Related Documents and such other documents that may be delivered in connection with this Agreement or with the Related Documents or
(ii) any action or proceeding relating to a court order, injunction, or other process or decree restraining or seeking to restrain the Bank from paying any amount under the Letter of Credit. In addition, the Obligor shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the Related Documents and such other documents, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     SECTION 8.09  Binding Effect, Successors and Assigns.

          (a) This Agreement shall become effective when it shall have been executed by the Obligor and the Bank and shall then be binding upon and inure to the benefit of the Obligor (and each of them) and the Bank and their respective successors and assigns, except that the Obligor shall not have the right to assign their rights or obligations under this Agreement or any interest in this Agreement without the prior written consent of the Bank.

          (b) The Bank may assign, or sell participations, to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement; provided, however, that (i) the Bank's obligations under this Agreement and the Letter of Credit shall remain unchanged, (ii) the Bank shall remain solely responsible to the Obligor for the performance of its obligations under this Agreement, and (ii) the participants or other entities shall be entitled to the benefit of the cost protection provisions contained in
Section 2.06.

          (c) The Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.09, disclose to the assignee or participant or proposed assignee or participant any informa-tion relating to the Obligor (or any of them) furnished to the Bank by or on behalf of the Obligor; provided that, prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions relating to regulatory or judicial orders or as required by law) to preserve the confidentiality of any confidential information relating to the Obligor (or any of them) received from the Bank.

     SECTION 8.10 Severability. Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

     SECTION 8.11  Consent to Jurisdiction: Waiver of Jury Trial.

          (a) Except and only to the extent of procedural matters related to the perfection and enforcement of the Bank's rights and remedies against the Project and the Premises, as provided in Section 8.12 below, the Obligor, by entering into this Agreement, irrevocably submits to the non-exclusive jurisdiction of any court of the State of Michigan, Kalamazoo County or the United States of America sitting in the City of Kalamazoo, Michigan, in any action or proceeding arising out of or relating to this Agreement and the Related Documents and the Obligor irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such court. The Obligor, by entering into this Agreement, irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Obligor, by entering into this Agreement, irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to it at its address specified in Section 8.02. The Obligor, by entering into this entering Agreement, agrees that a final judgment in any such action or proceeding proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (b) Nothing in this Section 8.11 shall affect the right of the Bank to serve legal process in any other manner permitted by law or affect the right of the Bank to bring any action or proceeding against the Obligor or its property in the courts of any other jurisdictions.

          (c) The Obligor and Bank acknowledge that the right to trial by jury is a constitutional one, but that it may be waived. After consulting (or having had the opportunity to consult) with counsel of its choice, each party knowingly and voluntarily, and for their mutual benefit, waive any right to trial by jury in the event of litigation regarding the performance or enforcement of, or in any way related to, this Agreement or any of the Related Documents or the transactions contemplated by this Agreement or by the Related Documents.

     SECTION 8.12 Governing Law. This Reimbursement Agreement shall be governed by, and construed and enforced in accordance with federal law and the laws of the State of Michigan, except and only to the extent of procedural matters related to the perfection and enforcement of the Bank's rights and remedies under the Mortgage and Security Agreement, which matters shall be governed by the laws of the State of New York. However, in the event that the enforceability or the validity of any provision of this Reimbursement Agreement is challenged or questioned, such provision shall be governed by whichever applicable state or federal law would uphold or enforce such challenged or questioned provision. The Letter of Credit has been applied for, considered, approved and made, and all Related Loan Documents have been accepted by the Bank in the State of Michigan.

     SECTION 8.13 Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

      SECTION 8.14 Removal of Remarketing Agent. Upon the written direction of the Bank to remove the Remarketing Agent stating the reasons for such direction, and after the Bank consults with the Obligor concerning the reasons for such direction, the Obligor agrees to remove the Remarketing Agent and to appoint such successor Remarketing Agent as shall be mutually acceptable to the Bank and the Obligor.

     SECTION 8.15 Prior Agreements Superseded. This Agreement shall completely and fully supersede all prior undertakings or agreements, both written and oral, between the Obligor (or either of them) and the Bank relating to the issuance of the Letter of Credit, including those contained in any commitment letter between the Bank and the Obligor executed in anticipation of the issuance of the Letter of Credit.

     SECTION 8.16 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all such counterparts taken together shall constitute but one and the same Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

NATIONAL CITY BANK OF               DYNACEPT CORPORATION
MICHIGAN/ILLINOIS

By:  _/s/_James_P._Barnum__         By:  _/s/_Mark_R._Primavera__
Its: Vice President                 Its: President

                          GUARANTOR'S ACKNOWLEDGEME
The undersigned Guarantor acknowledges receipt and review of this Reimbursement Agreement consisting of 40 pages plus Exhibits "A", "B" and "C" dated as of December 1, 2000, prior to execution by the Obligor and ratified and approved the action taken by the Obligor.

TRIPLE S PLASTICS, INC.

By:  _/s/_Catherine_A._Taylor__
Its: Treasurer

                                  EXHIBIT A

                           FORM OF LETTER OF CREDIT
                              [BANK LETTERHEAD]

                         IRREVOCABLE LETTER OF CREDIT

Dated: December 28, 2000

                                               Letter of Credit No. RCL010120

Michigan National Bank, Trustee
77 Monroe Center, 1st Floor
Grand Rapids MI 49503

Attention: Corporate Trust (02-02)

Dear Sirs:
      We establish, at the request and for the account of Dynacept Corporation, a Michigan corporation ("Dynacept" or the "Obligor"), in your favor as Trustee under the Indenture of Trust , dated as of December 1, 2000 (the "Indenture") between the County of Putnam Industrial Development Agency (the "Issuer") and you, pursuant to which $4,500,000 in aggregate principal amount of the Issuer's Variable Rate Demand Revenue Bonds, Series 2000 (Dynacept Corporation Project) (the "Bonds") are being issued, our Irrevocable Letter of Credit No. RCL010120 in the amount of $4,562,877 (as more fully described below) effective on December 28, 2000 and expiring on January 15, 2006 (the "Expiration Date") or earlier terminating as provided below.

     We hereby irrevocably authorize you to draw on us, in accordance with the terms and conditions set forth below and as to amounts, subject to reduction as provided below:

     A. One or more drafts (each a "Principal Draft") with respect to payment of principal payments on the Bonds, whether by maturity, acceleration, optional redemption, or mandatory redemption, such Principal Draft to be an amount not exceeding $4,500,000 upon presentation of a written and completed certificate signed by you in the form of Annex A attached to this Letter of Credit; and

     B. One or more drafts (each a "Purchase Draft") with respect to payment of the Purchase Price (as defined in the Indenture) of the Bonds, such Purchase Draft to be in an amount not exceeding $4,562,877 [principal plus 51 days interest on the Bonds assuming an annual rate of 10% for a year of 365 days] upon presentation of a written and completed certificate signed by you in the form of Annex B attached to this Letter of Credit; and

     C. One or more drafts (each an "Interest Draft") with respect to payment of interest on the Bonds, such Interest Draft to be in an amount not exceeding $62,877 [51 days interest on the Bonds assuming an annual rate of 10% for a year of 365 days] upon presentation of a written and completed certificate signed by you in the form of Annex C attached to this Letter of Credit.

     The amount available for payments with respect to Interest Drafts is automatically reduced by the amount of any payment by us of an Interest Draft. Unless, within five (5) calendar days from the date of our honoring such Interest Draft, the Trustee shall have received from us a written notice that the amount available for Interest Drafts has not been reinstated, such amount shall be automatically and irrevocably reinstated and effective the sixth (6th) calendar day from the date of our honoring such Interest Draft to an amount equal to 51 days interest at 10% on the amount then available to be drawn upon in a Principal Draft and, effective immediately, the Trustee shall again be irrevocably authorized to draw hereunder Interest Drafts in the amount and in accordance with the terms and conditions set forth above, and this procedure for the automatic reinstatement of the amount available with respect to Interest Drafts shall be applicable to successive Interest Drafts, so long as this Letter of Credit shall not have been terminated as set forth below.

     The amount available under this Letter of Credit shall be automatically and immediately reduced by the amount of payment of a Principal Draft or the principal portion of a Purchase Draft and you shall file with each Principal Draft or Purchase Draft a Reduction Certificate in the form of Annex D to this Letter of Credit to document such reduction. The amount of such reduction in the case of the payment of a Purchase Draft shall be subject to reinstatement as set forth in the next paragraph.

     Reinstatement of amounts by which this Letter of Credit was reduced in connection with drawings made by presentation of Purchase Drafts shall automatically and simultaneously occur, in the amount described below, upon receipt by the Trustee of written notice from the Bank of the reinstatement of the Letter of Credit with respect to principal of and interest on all or a portion of Bonds paid from the proceeds of a Purchase Draft and held for the benefit of the Bank as provided in the Indenture (the "Pledged Bonds") and the release of such Pledged Bonds, or the applicable portion of such Pledged Bonds, from the pledge in favor of the Bank (the "Bonds to be Released") as provided in the Indenture. Prior to such notification and release you shall not draw on the Letter of Credit with respect to Pledged Bonds held by you under the Indenture. The reinstatement of this Letter of Credit described in this paragraph shall be effective and irrevocable in the amount of the face amount of the Bonds to be Released, plus 51 days interest at 10% on such amount, but subject to reduction in connection with subsequent drafts as described herein.

     Funds under this Letter of Credit are available to you against your draft(s) payable as provided in this Letter of Credit, drawn on us, referring on such drafts to the number of this Letter of Credit. Each such draft and certificate(s) shall be dated the date of its presentation and shall be presented to National City International Trade Services, 23000 Millcreek Blvd., P.O. Box 5101, Cleveland, Ohio 44122, Attention: Standby Letters of Credit, or at such other office as may be designated by us by written notice delivered to you.

     If we receive your Interest Draft or Principal Draft and certificate(s) at such office, all in strict conformity with the terms and conditions of this Letter of Credit, we will honor the same by 11:00 a.m., New York, New York time, on the next business day with respect to such Drafts presented on or before 1:30 p.m., New York, New York time (with respect to such Drafts presented after such time, we shall honor the same by 11:00 a.m., New York, New York time, on the second business day after presentation of such Drafts) in accordance with your payment instructions. If we receive your Purchase Draft and certificate at such office, in strict conformity with the terms and conditions of this Letter of Credit, we will honor the same by 1:00 p.m., New York, New York time on the same business day with respect to such Draft presented on or before 11:00 a.m., New York, New York time (with respect to such Draft presented after such time, we will honor the same by 1:00 p.m., New York, New York time, on the next business day after presentation of such Draft) in accordance with your payment instructions. If requested by you, payment under this Letter of Credit may be made by transfer of federal funds to your designated bank of account, or by deposit of immediately available funds into a designated account that you maintain with us on the date payment is due. We agree that all payments made by us under this Letter of Credit will be made with our own funds and not with any funds which could be deemed to belong to the Obligor or the Issuer.

     We acknowledge and agree that payment of any draft under the Letter of Credit may be demanded of it regardless of whether the Trustee has money available to it under the Indenture for the payment of principal of or interest or premium, if any, on the Bonds, whether demand has been made upon the Obligor for the payment of same and whether tendered Bonds have been remarketed by the Remarketing Agent.

     We agree that all payments by us under this Letter of Credit shall be made in immediately available funds and in lawful money of the United States of America to the Trustee at the address listed in Annexes A, B or C or at such other location as the Trustee shall specify by written notice to us. Each and every default in the payment of a Principal Draft, a Purchase Draft or an Interest Draft, shall give rise to a separate cause of action under this Letter of Credit, and separate suits may be brought under this Letter of Credit as each cause of action arises, but this provision shall not be construed to limit or impair the Trustee's rights under the Indenture.

     As used in this Letter of Credit "business day" means any day other than a Saturday, a Sunday, a legal holiday or a day on which banking institutions in New York, New York or any state in which the principal corporate trust office of the Trustee or any paying agent or the principal office of the Bank is located, are authorized by law or executive order to remain closed.

     Presentation of any draft or certificate (other than a certificate to instruct the Bank to transfer this Letter of Credit) shall be deemed effected for all purposes under this Letter of Credit upon receipt by the Bank of facsimile transmission via telephone setting forth in full the contents of such draft or certificate, and stating that an original of such draft or certificate has been executed by a duly authorized officer of the Trustee, naming such officer, and stating that such original certificate or draft has been deposited in the United States mail, postage prepaid, and addressed to the Bank at the place provided in this Letter of Credit for the presentation of certificates and drafts, prior to the sending of such facsimile.

     Upon the earliest of (i) your surrendering this Letter of Credit to us for cancellation, (ii) the Expiration Date, (iii) the Fixed Rate Date (as defined in the Indenture), (vi) the date on which the Bank receives notice from you, in substantially the form of Annex F, that there are no longer any Bonds Outstanding under, and as defined in, the Indenture, or (v) the 15th calendar day following delivery to you of direction under Section 8.01(a)(7) of the Indenture to declare the Bonds immediately due and payable, this Letter of Credit automatically shall expire and terminate.

     All documents presented to us in connection with any demand for payment under this Letter of Credit, as well as all notices and other communications to us in respect of this Letter of Credit, shall be in writing and addressed and presented to us at our above address, and shall make specific reference to this Letter of Credit by number. Such documents, notices and communications shall be personally delivered to us or may be sent to us by facsimile transmission (with a confirming mailed copy) to the following number:

     Telecopier no.:  (216) 488-7550, Attention:  Standby Letters of Credit

     This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credit (1993 Revision, International Chamber of Commerce, Publication No. 500 (the "Uniform Customs") with the exception of Article 48(f) or by subsequent Uniform Customs fixed by subsequent Congresses of the International Chamber of Commerce. This Letter of Credit shall be deemed to be a contract made under the laws of the State of Michigan, and shall, as to matters not governed by the Uniform Customs be governed by and construed in accordance with the laws of the State of Michigan including the Uniform Commercial Code as in effect in the State of Michigan.

     Notwithstanding anything in Article 48 of the Uniform Customs to the contrary, this Letter of Credit is transferable in its entirety (but not in part) to any transferee that has succeeded you as Trustee under the Indenture. Each Letter of Credit issued upon any such transfer may be successively transferred. Transfer of the available drawing(s) under this Letter of Credit to such transferee shall be effected by the presentation to us this Letter of Credit accompanied by a certificate substantially in the form of Annex E attached to this Letter of Credit. Upon such presentation we shall forthwith transfer the same to your transferee or, if so requested by your transferee, issue an irrevocable letter of credit to your transferee with provisions in this Letter of Credit consistent with this Letter of Credit.

     If a demand for payment made by you under this Letter of Credit does not, in any instance, conform to the terms and conditions of this Letter of Credit, the Bank shall give you prompt written notice that the demand was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons for the same and that the Bank is holding any documents at your disposal or is returning the same to you, as the Bank may elect. Such notice shall be sent to you by facsimile transmission to the following number: (616) 451-7887, Attention: Corporate Trust(02-02). Upon being notified that the demand was not effected in conformity with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment if, and to the extent, that, you are able to do so in accordance with the terms of this Letter of Credit and within the expiration date of the Letter of Credit.

     This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited reference to any document, instrument or agreement referred to in this Letter of Credit, except only the certificate(s) and the draft(s) referred to in this Letter of Credit; and any such reference shall not be deemed to incorporate in this Letter of Credit by reference any document, instrument or agreement except for such certificate(s) and such draft(s).

                              Very truly yours,

                              NATIONAL CITY BANK OF
                              MICHIGAN/ILLINOIS

                              By:  _/s/_James_P._Barnum___
                              Its: Vice President

                                   ANNEX A

                     CERTIFICATE FOR DRAWING IN CONNECTION
                       WITH THE PAYMENT OF PRINCIPAL OF
             THE COUNTY OF PUTNAM INDUSTRIAL DEVELOPMENT AGENCY
               VARIABLE RATE DEMAND REVENUE BONDS, SERIES 2000
                        (DYNACEPT CORPORATION PROJECT)
                                (THE "BONDS")

     The undersigned, a duly authorized officer of Michigan National Bank, as trustee (the "Trustee"), under the Trust Indenture (the "Indenture") pursuant to which the above Bonds were issued, certifies to National City Bank of Michigan/Illinois that:

          (1) The undersigned is the incumbent Trustee under the Indenture for the owners of the Bonds.

          (2) The undersigned is making a drawing under Irrevocable Letter of Credit No. RCL010120 with respect to a principal payment on the Bonds, either at maturity (whether stated or accelerated) or by optional or mandatory redemption.

           (3) The amount of this Principal Draft is $_______________, which is the amount of a principal payment on the Bonds, not including principal due and owing on Pledged Bonds (as defined in the Indenture), and does not include any amount of interest which is included in any Interest Draft, or any other draft presented on or prior to the date of this Certificate.

          (4) The amount of this Principal Draft was computed in accordance with the terms and conditions of the Bonds and the Indenture and does not exceed the amount available to be drawn under the Letter of Credit pursuant to Principal Drafts.

          (5) This Certificate is dated, and is being presented to you, at or prior to 1:30 p.m., New York, New York time on a date that is one business day prior to the date on which an unpaid principal amount on the Bonds is due and payable under the Indenture.

           (6) [The following shall be inserted in a telephone facsimile if presentation is to be deemed effected thereby.] Presentation of this Certificate is being effected by telephone facsimile. Prior to transmitting such telephone facsimile, an original of this Certificate was executed by __________________________, a duly authorized officer of the Trustee, and deposited in the United States mail, postage prepaid, and addressed to the Bank at the place provided in the Letter of Credit for the presentation of certificates and drafts.

     The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon presentation of this Principal Draft, the total amount available for drawing under the Letter of Credit is automatically decreased to the amount specified in the attached Reduction Certificate.

     Kindly send us $_________________ in immediately available funds by deposit to our ________________________ account __________________________

     Upon receipt by the undersigned of the amount demanded by this Principal Draft, (a) the undersigned will apply the same to the payment when due of the principal of Bonds pursuant to the Indenture, (b) no portion of such amount will be applied by the Trustee for any other purpose and (c) no portion of such amount will be commingled with other funds held by the undersigned.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of ____________, _____.

                              MICHIGAN NATIONAL BANK, Trustee

                              By:
                              Its:

                                      ANNEX B

                       CERTIFICATE FOR DRAWING IN CONNECTION
                        WITH THE PURCHASE BY THE OBLIGOR OF
                THE COUNTY OF PUTNAM INDUSTRIAL DEVELOPMENT AGENCY
                  VARIABLE RATE DEMAND REVENUE BONDS, SERIES 2000
                           (DYNACEPT CORPORATION PROJECT)
                                   (THE "BONDS")

     The undersigned, a duly authorized officer of Michigan National Bank, as trustee (the "Trustee") under the Trust Indenture (the "Indenture") pursuant to which the above Bonds were issued, hereby certifies to National City Bank of Michigan/Illinois that:

           (1) The undersigned is the incumbent Trustee under the Indenture for the owners of the Bonds.

          (2) The undersigned is making a drawing under Irrevocable Letter of Credit No. RCL010120 with respect to a payment of the Purchase Price (as defined in the Indenture) of Bonds; such Bonds being purchased by the Obligor and pledged to the Bank pursuant to the Indenture being defined herein as "Pledged Bonds".

          (3) The amount of this Purchase Draft is $___________, representing $___________ principal amount at par and $___________ accrued interest on the Bonds to the date of purchase.

          (4) The amount of this Purchase Draft was computed in accordance with the terms and conditions of the Bonds and the Indenture and does not exceed the amount available to be drawn under the Letter of Credit pursuant to Purchase Drafts.

          (5) The undersigned will not pay the Purchase Price for any Pledged Bonds referred to in paragraph (2), until the undersigned or its agent has received all such Pledged Bonds in such form and with such assignments as to enable the undersigned to reregister such Pledged Bonds in the name of the Obligor.

          (6) This Certificate is dated and is being presented to the Bank at or prior to 11:00 a.m., New York, New York time, on _________________, the date on which the Purchase Price on the Bonds is due and payable under the Indenture.

          (7)  [The following shall be inserted in a telephone facsimile if
presentation is to be deemed effected thereby.]   Presentation of this
Certificate is being effected by telephone facsimile. Prior to transmitting such telephone facsimile, an original of this Certificate was executed by _________________, a duly authorized officer of the Trustee, and deposited in the United States mail, postage prepaid, and addressed to the Bank at the place provided in the Letter of Credit for the presentation of certificates and drafts.

     The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon presentation of this Purchase Draft, the total amount available for drawing under the Letter of Credit is automatically decreased to the amount specified in the attached Reduction Certificate subject to reinstatement as set forth in the Letter of Credit.

     Upon registration of the Pledged Bonds in the name of the Obligor, the Trustee agrees to hold the Pledged Bonds thus purchased for the benefit of National City Bank of Michigan/Illinois until receipt of notice from the Trustee with respect to transfer or cancellation of the Pledged Bonds as provided in the Letter of Credit and Indenture

     Kindly send us the sum of $___________ in immediately available funds by
depositing it in our account                                      .

     Upon receipt by the undersigned of the amount demanded by this Purchase Draft (a) the undersigned will apply the same directly to the payment when due of the Purchase Price owing on the Bonds pursuant to the Indenture, (b) no portion of such amounts will be applied by the undersigned for any other purpose and (c) no portion of such amounts will be commingled with other funds held by the undersigned.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate this ______ day of ____________, _____.

                              MICHIGAN NATIONAL BANK, Trustee

                              By:
                              Its:

                                  ANNEX C

                CERTIFICATE FOR DRAWING IN CONNECTION WITH THE
                           PAYMENT OF INTEREST ON
              THE COUNTY OF PUTNAM INDUSTRIAL DEVELOPMENT AGENCY
                VARIABLE RATE DEMAND REVENUE BONDS, SERIES 2000
                       (DYNACEPT CORPORATION PROJECT)
                                (THE "BONDS")

     The undersigned, a duly authorized officer of Michigan National Bank, as trustee (the "Trustee") under the Trust Indenture (the "Indenture") pursuant to which the above Bonds were issued, hereby certifies to National City Bank of Michigan/Illinois that:

          (1) The undersigned is the incumbent Trustee under the Indenture for the owners of the Bonds.

          (2) The undersigned is making a drawing under Irrevocable Letter of Credit No. RCL010120 in the amount of $___________ with respect to a payment of interest on the Bonds, either on a scheduled interest payment date or on a date of redemption or maturity (either stated or accelerated) of Bonds.

          (3) The sum of this Interest Draft plus all reduced and all non-reinstated amounts attributable to Interest Drafts is in an amount not greater than the amount available for drawings pursuant to Interest Drafts under the Letter of Credit.

          (4) The amount of this Interest Draft was computed in accordance with the terms and conditions of the Bonds and the Indenture and does not include and amount of interest on the Bonds, which is included in any other draft presented on or prior to the date of this Certificate. The amount demanded by this Interest Draft does not include any amount in respect of the interest on any Pledged Bonds as defined in the Indenture.

          (5) This Certificate is dated, and is being presented to National City Bank of Michigan/Illinois at or prior to 1:30 p.m., New York, New York time on a date that is one business day prior to the date on which interest on the Bonds with respect to which the drawing is being made is due and payable under the terms of the Bonds and the Indenture.

          (6) The sum of this Interest Draft together with the proceeds of any other Interest Draft made within the period of time beginning 10 days prior to the date hereof does not exceed $___________ (which is an amount equal to 51 days interest on the principal amount of the Bonds currently outstanding calculated at a rate of 10% per annum on a 365 day year basis).

          (7) [The following shall be inserted in a telephone facsimile if presentation is to be deemed effected thereby.] Presentation of this Certificate is being effected by telephone facsimile. Prior to transmitting such telephone facsimile, an original of this Certificate was executed by ________________________, a duly authorized officer of the Trustee and deposited in the United States mail, postage prepaid, and addressed to the Bank at the place provided in the Letter of Credit for the presentation of certificates and drafts.

     Kindly send us the sum of $__________ in immediately available funds by depositing it in our account _____________________.

     Upon receipt by the undersigned of the amount demanded by this Interest Draft, (a) the undersigned will apply the same directly to the payment when due of the interest owing on the Bonds pursuant to the Indenture, (b) no portion of such amounts will be applied by the undersigned for any other purpose and (c) no portion of such amounts will be commingled with other funds held by the undersigned.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of ____________, _____.

                              MICHIGAN NATIONAL BANK, Trustee
                              By:
                              Its:

                                  ANNEX D

                 REDUCTION CERTIFICATE FOR AMOUNTS AVAILABLE
                      UNDER LETTER OF CREDIT RELATING TO
            THE COUNTY OF PUTNAM INDUSTRIAL DEVELOPMENT AGENCY
              VARIABLE RATE DEMAND REVENUE BONDS, SERIES 2000
                      (DYNACEPT CORPORATION PROJECT)
                              (THE "BONDS")

     The undersigned, a duly authorized officer of Michigan National Bank (the "Trustee"), hereby certifies to National City Bank of Michigan/Illinois (a Issuer of the Letter of Credit, the "Bank"), with reference to Irrevocable Letter of Credit No. RCL01020 (the "Letter of Credit") issued by the Bank in favor of the Trustee, that:

          (1)  The undersigned is the Trustee under the Indenture.

          (2) The initial amount available under the Letter of Credit was $4,562,877.

          (3) Following payment of the Draft, if any, which this Reduction Certificate accompanies, $___________ principal amount of the Bonds will have been paid (or provision for payment of such principal amount made) pursuant to the Indenture.

          (4) Following payment of the Draft, if any, which this Reduction Certificate accompanies, $___________ principal amount of the Bonds will be purchased and paid for and will be registered in the name of the Obligor and held by the Trustee for the benefit of the Bank under the Indenture.

          (5) Following the payment(s) referred to in paragraphs (3) and (4) above, the aggregate principal amount of all of the Outstanding Bonds (as defined in the Indenture) less the principal amount of Bonds registered in the name of the Obligor and held by the Trustee or its agent pursuant to the Indenture, will be $____________.

          (6) The amount available to be drawn by the Trustee under the Letter of Credit is reduced to $____________ (such amount being the amount specified in paragraph (5) plus 51 days interest on such amount and on the amount referred to in paragraph (4) hereof assuming an annual rate of 10% for a year of 365 days).

          Reference is made to certain provisions of the Letter of Credit providing for reinstatement of reductions.

          (7) [The following shall be inserted in a telephone facsimile if presentation is to be deemed effected thereby.] Presentation of this Certificate is being effected by telephone facsimile. Prior to transmitting such telephone facsimile, an original of this Certificate was executed by ______________________, a duly authorized officer of the Trustee, and deposited in the United States mail, postage prepaid, and addressed to the Bank at the place provided in the Letter of Credit for the presentation of certificates and drafts.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of ____________, _____.

                              MICHIGAN NATIONAL BANK, Trustee

                              By:
                              Its:

                                   ANNEX E

                            INSTRUCTION TO TRANSFER
                  IRREVOCABLE LETTER OF CREDIT NO. RCL010120
                          DATED ____________, ________

National City International Trade Services
23000 Millcreek Blvd.
P.O. Box 5101
Cleveland OH 44122

Attention:  Standby Letters of Credit

Gentlemen:

     For value received, the undersigned beneficiary irrevocably transfers to:

                    _______________________________
                    [Name of Transferee
                    _______________________________
                    [Address


all rights of the undersigned beneficiary to draw under the above Letter of Credit.

     The undersigned represents that the transferee is the successor to the undersigned as Trustee under the Indenture, as defined in the Letter of Credit.

     By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall from this date forward have the sole rights as beneficiary of such Letter or Credit; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of such Letter of Credit pertaining to transfers.

_____________________
*Presentation of this document by facsimile transmission is not authorized in the Letter of Credit.

     The Letter of Credit is returned with this transfer letter and in accordance with the Letter of Credit we ask you to transfer the same to the transferee or, if so requested by the transferee, to issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Letter of Credit.

                              Very truly yours,

                              MICHIGAN NATIONAL BANK, Trustee

                              By:
                              Its:

                                   ANNEX F

                       NOTICE OF NO OUTSTANDING BONDS


National City International Trade Services
23000 Millcreek Blvd.
P.O. Box 5101
Cleveland OH 44122

Attention:  Standby Letters of Credit
     RE: $4,500,000 County of Putnam Industrial Development Agency Variable
         Rate Demand Revenue Bonds (Dynacept Corporation Project), Series 2000

Ladies and Gentlemen:

     Please be advised that as of this date none of the captioned Bonds, which were issued pursuant to a Trust Indenture dated as of December 1, 2000 between the County of Putnam Industrial Development Agency and the undersigned as Trustee (the "Indenture"), are Outstanding under, and as defined in, the Indenture.

                              Very truly yours,

                              MICHIGAN NATIONAL BANK, Trustee

Date:                         By:
                              Its:

                                  EXHIBIT B

                             REDEMPTION NOTICE TO
                       MICHIGAN NATIONAL BANK, TRUSTEE

Re: County of Putnam Industrial Development Agency Variable Rate Demand Revenue Bonds, Series 2000 (Dynacept Corporation Project) (the "Bonds")

Date: December 28, 2000

     The undersigned Obligor gives notice of redemption to you as Trustee with respect to the Bonds pursuant to Section 1.03(a) of the Trust Indenture dated as of December 1, 2000 pursuant to which the Bonds were issued. You are directed to redeem the Bonds in the following amounts on the Interest Payment Dates corresponding most closely to the following dates in accordance with the provisions of the Indenture:

     Dates                       Amounts
---------------               ------------
January 1, 2002               $ 220,000.00
January 1, 2003               $ 230,000.00
January 1, 2004               $ 240,000.00
January 1, 2005               $ 250,000.00
January 1, 2006               $ 260,000.00
January 1, 2007               $ 270,000.00
January 1, 2008               $ 285,000.00
January 1, 2009               $ 295,000.00
January 1, 2010               $ 305,000.00
January 1, 2011               $ 320,000.00
January 1, 2012               $ 335,000.00
January 1, 2013               $ 350,000.00
January 1, 2014               $ 365,000.00
January 1, 2015               $ 380,000.00
January 1, 2016               $ 395,000.00

Total                       $ 4,500,000.00

     This notice may be revoked or amended at the written direction of the undersigned, with the written concurrence of the National City Bank Michigan/Illinois, in its capacity as the issuer of the Letter of Credit securing the Bonds, but only with respect to redemptions for which the Trustee has not selected Bonds to be redeemed and sent notice to bondholders as required by the Indenture.

     This notice may not be revoked, amended or changed within forty-five (45) days prior to the date of any scheduled redemptions.

The above notice is accepted:

DYNACEPT CORPORATION                     NATIONAL CITY BANK OF
                                         MICHIGAN/ILLINOIS

By:  _/s/_Mark_R._Primavera___           By:  _/s/_James_P._Barnum___
Its: President                           Its: Vice President

MICHIGAN NATIONAL BANK, Trustee
By:  _/s/_Gordon_Wesholski_____
Its: Corporate Trust Officer

                                   EXHIBIT "C"

                            Real Property Description

All that certain plot, piece or parcel of land situate, lying and being in the Town of Southeast, County of Putnam and State of New York being Lot No. 9 as shown on a filed map entitled "Amended Subdivision Plat III - Terravest International Corporate Park" filed in the Putnam County Clerk's Office
June 26, 1984 as Filed Map No. 1606C and being more particularly described as follows:

BEGINNING at a point on the westerly side of New York State Route No. 312 where the same is intersected by the southerly line of Lot No. 8 as shown on the aforementioned File Map No. 1606C and the northerly line of the parcel herein described;

THENCE from said point of beginning along the westerly side of New York State Route No. 312 South 41 degrees 27 minutes 10 seconds West 350.59, North 48 degrees 32 minutes 50 seconds West 3.30, South 68 degrees 55 minutes 14 seconds West 123.72 and South 41 degrees 50 minutes 04 seconds West 75.00 to a point on the northerly side of International Boulevard;

THENCE along the northerly side of International Boulevard on a curve to the left having a radius of 375.00, a central angel of 15 degrees 37 minutes 00 seconds and a length of 102.21 to a point;

THENCE continuing along the northerly side of International Boulevard North 63 degrees 46 minutes 56 seconds West 173.40 to the southeasterly corner of Lot No. 1 as shown on a filed map entitled "Subdivision Plat III - Terravest International Corporate Park" filed in the Putnam County Clerk's Office
March 23, 1979 as Filed Map No. 1606B;

THENCE continuing along the easterly line of Lot Nos. 1 and 10, receptively, as shown in said Filed Map No. 1606B North 26 degrees 13 minutes 04 seconds East 300.00 and North 33 degrees 02 minutes 02 seconds East 215.00 to a point on the southerly line of Milan Drive;

THENCE along the southerly line of Milan Drive on a non-tangent curve to the left (Radial Bearing North 12 degrees 24 minutes 39 seconds East) having a radius of 215.00, a central angle of 36 degrees 48 minutes 25 seconds and a length of 138.12 to the southwesterly corner of Lot No. 8 as shown on the aforementioned filed map no. 1606C;

THENCE along the southerly line of Lot No. 8 South 24 degrees 23 minutes 46 seconds East 21.10 and South 48 degrees 39 minutes 01 seconds East 328.46 to the point and place of BEGINNING.